Exhibit 10.3
TWENTY-NINTH AMENDMENT
OF
JOHN BEAN TECHNOLOGIES CORPORATION SAVINGS AND INVESTMENT PLAN
(As Amended and Restated, Effective as of January 1, 2012)
WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the JBT Corporation Savings and Investment Plan (the “Plan”);
WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and
WHEREAS, this Twenty-Ninth Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment.
NOW, THEREFORE, by virtue of the authority reserved to the Company by Section 12.1 of the Plan, the Plan is hereby amended as follows, effective July 1, 2020, unless specifically stated otherwise:
•Appendix D is hereby amended in its entirety to read as follows:

Appendix D

List of Airport Services Locations

Name of Division Location	Effective Date	End Date	Prevailing Wage Employee (Y/N)	Living Wage Employee (Y/N)
LAX Terminal 6 (FFT AS LAX PW 50248)	January 1, 2011		Y	Y
Miami-Dade County (FFT AS MIAMI PW 50245)	January 1, 2011		Y	N
Orange County (FFT AS ORANGE CTY PW 50246)	January 1, 2011		Y	N
Long Beach (FFT AS Long Beach PW 50247)	January 1, 2011		Y	N
LAX Delta (FFT AS LAX DELTA LP 50249)	March 1, 2011		N	N
Cincinnati (FFT AS CINCINNATI LP 50250)	June 1, 2011		N	N
LAX Terminal 2 (FFT AS LAX2 LP 50251)	September 1, 2011		N	N
Houston Train (FFT AS HAS TRAIN LP 50253)	September 1, 2011	December 31, 2015	N	N
Chicago O’Hare (FFT AS CHI ORD LP 50252)	October 1, 2011		N	N
Dallas-Fort Worth (FFT AS Dallas Terminal E 50228)	January 1, 2012		N	N
Rhode Island (FFT AS RHODE ISLAND LP 50254)	July 1, 2012		N	N
Ontario Terminals 2 and 4 (FFT AS ONTARIO T2 T4 LP 50255)	July 1, 2013		N	N

Name of Division Location	Effective Date	End Date	Prevailing Wage Employee (Y/N)	Living Wage Employee (Y/N)
Salt Lake City Baggage System (FFT AS SLC BAG SYSTEM LP 50256)	July 1, 2013		N	N
Greensboro NC Ground Support (FFT AS GSO GRND SUPPT LP 50257)	November 1, 2013		N	N
Houston Airport System (FFT AS HAS 50237)	January 1, 2014		N	N
Phoenix Baggage Handling System (FFT AS PHX BHS LP 50258)	March 1, 2014		N	N
Dallas-Fort Worth Mechanical, Electrical, and Plumbing Services (FFT AS DFW MEPS LP 50259)	July 1, 2014		N	N
Columbia, SC (FFT AS COLUMBIA SC LP 50260)	November 1, 2014		N	N
Richmond, VA (FFT AS RICHMOND LP 50261)	July 1, 2015		N	N
West Palm Beach (FFT AS WEST PALM PBI LP 50262)	November 1, 2015		N	N
Dallas Terminal D (FFT AS DFW Terminal D LP 50263)	January 1, 2016		N	N
Dallas Southgate (FFT AS DFW Southgate LP 50264)	July 1, 2016		N	N
Baltimore International (FFT AS Baltimore LP 50265)	July 1, 2016		N	N
Dallas Enterprise (FFT AS DFW Enterprise LP 50266)	February 1, 2017		N	N
Nashville BNA (FFT AS Nashville LP 50267)	April 1, 2017		N	N
Philadelphia - Union (FFT AS PHILA UNION 50268)	August 1, 2017		N	N
Ontario AvAirPros (FFT AS ONTARIO AVAIRPROS 50269)	January 1, 2018		N	N
Hawaii (FFT AS HAWAII LP 50220)	July 1, 2018		N	N
Dallas Non-Public (FFT AS DFW Non-Public LP 50270)	October 1, 2018		N	N
Hawaii Kona (FFT AS Hawaii Kona LP 50271)	June 1, 2019		N	N
Salt Lake City BHS Operations (SLATEC 177)	July 1, 2020		N	N

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 2nd day of July, 2020.

JOHN BEAN TECHNOLOGIES
CORPORATION

By:    /s/ Jason T. Clayton

Its:    Executive Vice President – Human Resources